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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): June 4, 2009


                        Commission File Number 0-5525


                              PYRAMID OIL COMPANY
              (Exact name of registrant as specified in its charter)


                CALIFORNIA                                94-0787340
     (State or other jurisdiction                      (IRS Employer
           of incorporation )                        Identification No.)


                 2008 - 21ST. STREET
               BAKERSFIELD, CALIFORNIA                    93301
        (Address of principal executive offices)        (Zip Code)


                                 (661) 325-1000
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 ---------------
          Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

    [ ]  Written communications pursuant to Rule 425 under the Securities
           Act (17 CFR 230.425)
    [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
           (17 CFR 240.14a-12)
    [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
           Exchange Act (17 CFR 240.14d-2(b))
    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))



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Item 5.03.  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              FISCAL YEAR.

On June 4, 2009, the Board of Directors of Pyramid Oil Company (the Company) amended Article VI, Section 1 of the Company's Bylaws to permit uncertificated securities and to read in its entirety as follows:

     Section 1. Stock Certificates. Every holder of shares in the Corporation shall be entitled to have a certificate or certificates signed in the name of the Corporation by the Chief Executive Officer or the President and by the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were an officer, transfer agent or registrar at the date of issue.

     Notwithstanding the preceding paragraph or any other provision of these Bylaws that refers to certificates evidencing shares of the Corporation's outstanding shares of capital stock, shares of the Corporation may be evidenced by registration in the holder's name in uncertificated, book-entry form in accordance with the direct registration system approved by the United States Securities and Exchange Commission and by the principal securities exchange on which the stock of the Corporation may from time to time be traded, or as may be otherwise authorized by Section 416(b) of the California General Corporation Law or any successor statute, as any of the foregoing may be approved from time to time by the Board of Directors. Every holder of uncertificated shares of the Corporation shall be entitled to receive a statement of holdings as evidence of share ownership.





















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                                SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PYRAMID OIL COMPANY

    June 10, 2009

                                       By: /s/ JOHN H. ALEXANDER
                                           -----------------------
                                           Name: John H. Alexander
                                           Title: Chief Executive Officer